Exhibit 99.1

FOR IMMEDIATE RELEASE

Demand Media Announces Resignation of Richard Rosenblatt as Chairman & CEO;
Shawn Colo Appointed Interim CEO; James Quandt Appointed Chairman

SANTA MONICA, Calif. -- Oct. 14, 2013-- Demand Media® (NYSE: DMD) today announced that its board of directors has accepted the resignation of Richard Rosenblatt as CEO, effective October 31, 2013, and as Chairman, effective immediately.  The board has appointed Shawn Colo as interim President, effective immediately, and as interim CEO, to be effective upon Mr. Rosenblatt’s resignation. James Quandt has been appointed Chairman, effective immediately. The board will begin a search for a permanent CEO shortly.
“I look forward to working closely with our board of directors, executive team, and all of our employees to achieve our strategic goals,” said Mr. Colo. “Since co-founding the company in 2006, I have been involved in all facets of the business and am more confident than ever in Demand Media’s potential.”
Mr. Quandt stated, “The board is excited to have Shawn expand his responsibilities at Demand Media. Shawn has played a major role in the company’s success and is ideally suited to assume these added responsibilities because of his integral knowledge of all aspects of the business and his strong relationships throughout the industry.”
Demand Media’s board also confirmed its commitment to pursue its previously announced spin-off plan which was disclosed in February 2013, although the company is currently in the process of evaluating the timing for completing the separation.
Mr. Rosenblatt stated, “I want to thank everyone that helped to make Demand Media a leading content creation and media company. It has been a great honor to work with our investors, board and brilliant team over the past 7 years. I realize that all journeys must ultimately come to an end and want to wish Shawn and the entire team success as they continue to grow the business."
Executive Biographies
Shawn Colo co-founded Demand Media in April, 2006, and he currently serves as Executive Vice President, Corporate Development. He has played an instrumental role in building the company and its operations. Prior to founding Demand Media, Mr. Colo was a principal with Spectrum Equity Investors, a $4 billion private equity firm. He holds a B.S.E. in Civil Engineering and Operations Research from Princeton University. Shawn also sits on the Board of Directors of KCRW, Southern California’s nationally recognized National Public Radio affiliate.
James R. Quandt has been a member of Demand Media’s board since 2008 and is currently the lead independent director, serving on the board’s audit and compensation committees. He has served as co-founder and Managing Partner at Thomas James Capital, Inc., a private equity firm that also provides financial advisory services, since 2005. Mr. Quandt has served on a number of public and private company boards. Mr. Quandt is a member of the Board of Trustees of Saint Mary’s College of California and currently serves as Chairman Emeritus. He participated in the Managerial Policy Institute at the University of Southern California’s Marshall School of Business, and received a B.S. in Business Administration from Saint Mary’s College.
About Demand Media
Demand Media, Inc. (NYSE: DMD) is a leading digital media and domain services company that informs and entertains one of the internet’s largest audiences, helps advertisers find innovative ways to engage with their customers and enables publishers, individuals and businesses to expand their online presence. Headquartered in Santa Monica, CA, Demand Media has offices in North America, South America and Europe. For more information about Demand Media, please visit www.demandmedia.com.

Cautionary Information Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements involve risks and uncertainties regarding the Company's future financial performance, and are based on current expectations, estimates and projections about our industry, financial condition, operating performance and results of operations, including certain assumptions related thereto. Statements containing words such as guidance, may, believe, anticipate, expect, intend, plan, project, projections, business outlook, and estimate or similar expressions constitute forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Potential risks and uncertainties include, among others: effects of the changes to our management described herein, our ability to conduct a successful search for and hire a permanent CEO; our ability to complete a separation of our business into two separate public companies as previously announced and unanticipated developments that may delay or negatively impact such a transaction; the possibility that we may decide not to proceed with the separation of our business as previously announced if we determine that alternative opportunities are more favorable to our stockholders; the possibility that we decide to separate our business in a manner different from that previously disclosed; the impact and possible disruption to our operations from pursuing the previously announced separation transaction; our ability to retain key personnel; the high costs we will likely incur in connection with such a separation transaction, which we would not be able to recoup if such a transaction is not consummated; the expectation that the previously announced separation transaction will be tax-free; revenue and growth expectations for the two independent companies following the separation of our business; the ability of each business to operate as an independent entity upon completion of such a transaction; changes in the methodologies of internet search engines, including ongoing algorithmic changes made by Google as well as possible future changes, and the impact such changes may have on page view growth and driving search related traffic to our owned and operated websites and the websites of our network customers; changes in our content creation and distribution platform, including the possible repurposing of content to alternate distribution channels, reduced investments in intangible assets or the sale or removal of content; our ability to effectively integrate, manage, operate and grow a crowd-sourced e-commerce website such as Society6; our ability to manage risks associated with the sale of goods over the internet; our ability to successfully launch, produce and monetize new content formats; the inherent challenges of estimating the overall impact on page views and search driven traffic to our owned and operated websites based on the data available to us as internet search engines continue to make adjustments to their search algorithms; our ability to compete with new or existing competitors; our ability to maintain or increase our advertising revenue; our ability to continue to drive and grow traffic to our owned and operated websites and the websites of our network customers; our ability to effectively monetize our portfolio of content; our dependence on material agreements with a specific business partner for a significant portion of our revenue; future internal rates of return on content investment and our decision to invest in different types of content in the future, including premium video and other formats of text content; our ability to attract and retain freelance creative professionals and artists; changes in our level of investment in media content intangibles; the effects of changes or shifts in internet marketing expenditures, including from text to video content as well as from desktop to mobile content; the effects of shifting consumption of media content from desktop to mobile; the effects of seasonality on traffic to our owned and operated websites and the websites of our network customers; the impact of seasonality on our e-commerce business; intense competition, which could lead to pricing pressure among other effects; our ability to expand our customer base and meet production requirements; our ability to develop additional adjacent lines of business to complement our growth strategies; our ability to continue to add partners to our registrar platform on competitive terms; our ability to successfully pursue and implement our gTLD initiative; changes in stock-based compensation; changes in amortization or depreciation expense due to a variety of factors; potential write downs, reserves against or impairment of assets including receivables, goodwill, intangibles (including media content) or other assets; changes in tax laws, our business or other factors that would impact anticipated tax benefits or expenses; our ability to successfully identify, consummate and integrate acquisitions; our ability to retain key customers and key personnel; risks associated with litigation; the impact of governmental regulation; and the effects of discontinuing or discontinued business operations.

From time to time, we may consider acquisitions or divestitures that, if consummated, could be material. Any forward-looking statements regarding financial metrics are based upon the assumption that no such acquisition or divestiture is consummated during the relevant periods. If an acquisition or divestiture were consummated, actual results could differ materially from any forward-looking statements. More information about potential risk factors that could affect our operating and financial results are contained in our annual report on Form 10-K for the fiscal year ending December 31, 2012 filed with the Securities and Exchange Commission (http://www.sec.gov) on March 5, 2013, and such risk factors may be updated in our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, including, without limitation, information under the captions Risk Factors and Management's Discussion and Analysis of Financial Condition and Results of Operations.
Furthermore, as discussed above, the Company does not intend to revise or update the information set forth in this press release, except as required by law, and may not provide this type of information in the future.
Investor Contact:
Julie MacMedan
310-917-6485
Julie.MacMedan@demandmedia.com
Or
Media Contact:
Kristen Moore
310-917-6432
Kristen.Moore@demandmedia.com